UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 1, 2005
Date of Report (Date of earliest event reported)

Oakley, Inc.

(Exact name of registrant as specified in its charter)

Washington (State of Incorporation)	001-13848 (Commission File Number)	95-3194947 (IRS Employer Identification Number)

One Icon
Foothill Ranch, California 92610
(Address of principal executive offices) (Zip Code)

(949) 951-0991
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective January 1, 2005, Michael J. Puntoriero was elected as a new member of the Oakley Board of Directors to serve until Oakley’s next Annual Meeting of Shareholders. Mr. Puntoriero has also been elected to serve on the Audit and Nominating and Corporate Governance Committees of the Board of Directors. A copy of the press release issued by Oakley regarding Mr. Puntoriero’s election to its Board of Directors is filed as exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

99.1     Press Release of Oakley, Inc., announcing the election of Michael J. Puntoriero, dated January 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2005	By:	/s/ Link Newcomb
Link Newcomb
Chief Operating Officer

INDEX TO EXHIBIT

Exhibit No.	Description
99.1	Press Release of Oakley, Inc., announcing the election of Michael J. Puntoriero, dated January 4, 2005.